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                                                                   EXHIBIT 10.46



[CENTER 7 LOGO]           CENTER 7/INC.

                          STATEMENT OF WORK UNDER PILOTCENTER AGREEMENT

                          Confidential and Proprietary to Center 7
                          Unpublished Work - Copyright Center 7
                          All Rights Reserved


                          STATEMENT OF WORK NO. _____
                                 Date: 7-24-01

This Statement of Work (the "SOW") is entered into under the terms and conditions of the Pilot Center Agreement (Agreement No. ____) dated July 24, 2001 by and between MTI ("Customer") and Center 7, Inc. ("Center 7"). In the event of any conflict between this SOW and the PilotCenter Agreement, this SOW shall govern. This Statement of Work includes the following attached Appendices:

     Appendix A:    Statement of Services
     Appendix B:    Resources - 8 People
     Appendix C:    Pricing - 880 hrs @ $56 = $50,000

This SOW, including the above referenced Appendices, is agreed to and accepted by Customer and Center 7:



Authorized Signatures:

/s/ [Signature Illegible]   7-24-01        /s/ [Signature Illegible]   07/26/01
-------------------------------------      ------------------------------------
For Customer                Date           For Center 7                Date


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                                   APPENDIX A
                             STATEMENT OF SERVICES

INTRODUCTION
This Statement of Services describes the scope of services that constitute monitoring a Vivant for MTI.

CUSTOMER SITE

The Customer Sit shall be:    ________________________

                              ________________________

                              ________________________

SCOPE OF SERVICES

A Center 7 Project Manager will be assigned. The Project Manager, along with the development and implementation team will meet with Customers' appropriate technical contacts to determine a project timeline and schedule for implementation. Through the direction of the Project Manager, Center 7 will perform the following:

     -    Design 3d components for V30 and V35
     -    Provide monitoring for a Vivant V30/V35
     -    Configure and utilize fusion logger to log Vivant incidents.
     -    Provide a web interface for TNG console logs
     - Provide the ability, via the web, to activate Fusion, GSM, Emulex Hub GUI, Ancor Switch GUI.
     -    Provide monitoring capability for switches with firmware version
          3.04.30 and, if SNMP traps exist, 3.01.53,
     - Provide monitoring capability for hubs with firmware version 5.14n1 with software 2.01.
     -    Provide communication with HP Open View
     -    Design initial policy for HP Open View
     -    Provide Java view for managed objects
     -    Test and initially debug solution
     -    Installation kit that includes installation guide and equipment.
     - Documentation that includes installation guide, installation requirements, and configuration requirements.

PROJECT MANAGEMENT
The Project Manager will oversee the project and act as the primary point of contact for Customer. The Project Manager is responsible for coordinating resources, personnel, and services during the implementation and is responsible for the following functions:

     -    Determine appropriate resources
     -    Develop a design for the customers review
     - Develop a project plan to include project timeliness, deliverable dates and assigned resources for specific tasks
     - All developed source code will be revision controlled via a source management software tool, which will enable all released versions to be recreated. The source code database will be backed up regularly and backup media stored appropriately such that the source code IP is protected against loss.
     -    Maintain a list of issues and track progress of issues until resolved
     -    Oversee weekly status meetings and provide status reports to Customer
     - Provide Customer with documentation that outlines completed tasks and final architecture
     -    Review and adjust tasks to insure timely completion of solution
     -    Provide solution for customer final sign off

MANAGED ASSETS -- THE MANAGED ASSETS TO BE MONITORED BY CENTER 7 ARE IDENTIFIED
BELOW:

     SYSTEMS: List all Systems, including exact model number with number of CPU's in each machine, operating systems, and databases. All managed objects must appear in the Fusion Logger log file or be SNMP compliant.

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     1.   To be identified by MTI up to 28 Management Processors on V30 and V35
     2.   RAID controllers for V30
     3.   RAID controllers for V35
     4.   RAID controller enclosure -- each battery backed power supply
     5.   RAID controller enclosure -- each fan
     6.   Temperature indicator in each RAID controller enclosure
     7.   Each drive connected to a pair of RAID controllers
     8.   Each power supply and each of the integrated fans in a drive enclosure
     9.   Drive Chassis thermal indicator

NETWORK EQUIPMENT: List all Network Devices and exact model numbers.

     1. Ancor/Qlogic Switch (4 per VXX) for each of the V30 and V35 Storage Systems of the 28 customer-identified Management Processors.
     2. Emulex Hub (2 per pair of controllers) for each of the V30 and V35 Storage Systems of the 28 customer-identified Management Processors.

APPLICATIONS: List all Applications to be monitored.

     1.   Fusion Logger.

OTHER DEVICES OR ASSETS: List other devices to be monitored by Center 7.

     1.   Drive Reconstruction started
     2.   Drive Reconstruction completed
     3.   Drive Reconstruction failed
     4.   Reconstruction High-Water Mark for each reconstruction
     5.   Array Redundancy Check started
     6.   Array Redundancy Check completed
     7.   Array Redundancy Check failed
     8.   Bad Block repair started
     9.   Logically Bad Data Indicator

VIEWS
Web interface
CA Unicenter TNG Java Browser
Center 7 designed 3d model
HP Open View map

CHANGE CONTROL

Upon execution of this contract, Center 7 and the Customer must mutually agree to any changes which may alter the services agreed upon in this SOW, System modifications, additional managed products, upgrades and changes mutually agreed upon by Center 7 and the Customer will be represented in amendments to this SOW or additional Statements of Work (SOW's).

SOFTWARE/SOLUTION OWNERSHIP
Center 7 retains rights to the technologies it is using to build the MTI solution. This includes the technologies for 3D modeling, broadcasting, and scraping log files. MTI owns the solution being created under this SOW.


Authorized Signatures:

/s/ [SIGNATURE ILLEGIBLE] 7-24-01             /s/ [SIGNATURE ILLEGIBLE] 7-26-01
---------------------------------             ---------------------------------
For Customer              Date                For Center 7              Date


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                                   APPENDIX B
                                   RESOURCES

INTRODUCTION

This Appendix describes the resources to be provided by Center 7 and the Customer.

RESOURCES TO BE PROVIDED BY CENTER 7

     o Personnel necessary to complete the scope of services as defined in Appendix A. This includes David Quamberg, Todd Heaps, Brent Williams, Stephen Goartzen, Matt Yarro, Matt Phillipps, Justin Yarro, and Cody Lowder.

RESOURCES TO BE PROVIDED BY THE CUSTOMER

     o    List of devices and events that need monitored
     o    Network connectivity
     o    Hardware for test and integration
     o    Expenses related to integration with HP Openview



Authorized Signatures:

/s/ [Signature Illegible]   7-24-01        /s/ [Signature Illegible]   07/26/01
-------------------------------------      ------------------------------------
For Customer                Date           For Center 7                Date



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                                   APPENDIX C
                                PAYMENT SCHEDULE


PRICING

Time not to exceed 880 hours and known other expenses, including HP development in Fort Collins, Colorado. Rates to be negotiated and agreed upon by Center 7 and MTI.



Authorized Signatures:

/s/ [Signature Illegible]   7-24-01        /s/ [Signature Illegible]   07/26/01
-------------------------------------      ------------------------------------
For Customer                Date           For Center 7                Date



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